Exhibit 10.6 VERALTO CORPORATION 2023 OMNIBUS INCENTIVE PLAN STOCK OPTION AGREEMENT (Non-Employee Directors) Unless otherwise defined herein, the terms defined in the Veralto Corporation 2023 Omnibus Incentive Plan (the “Plan”) will have the same defined meanings in this Stock Option Agreement (the “Agreement”). 1. NOTICE OF STOCK OPTION GRANT Name: Director ID: The undersigned Optionee has been granted Options to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows: Date of Grant Exercise Price per Share $ Total Number of Shares Granted Type of Option Nonstatutory Stock Option Expiration Date Tenth anniversary of Date of Grant Vesting Schedule 100% vested upon grant 2. AGREEMENT (a) Grant of Option. The Company hereby grants to the Optionee named in this Grant Notice (the “Optionee”), an option (the “Option” or the “Options” as the case may be) to purchase the number of shares of Common Stock (the “Shares”) set forth in the Grant Notice, at the exercise price per Share set forth in the Grant Notice (the “Exercise Price”), and subject to the terms and conditions of this Agreement and the Plan, which are incorporated herein by reference. (b) Exercise of Option. (i) Right to Exercise. This Option shall be exercisable during its term in accordance with the applicable provisions of the Plan and this Agreement. (ii) Method and Time of Exercise. This Option shall be exercisable by any method permitted by the Plan and this Agreement that is made available from time to time by the external third party administrator of the Options. An exercise may be made with respect to whole Shares only, and not for a fraction of a Share. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. The Committee may require the Optionee to take any reasonable action in order to comply with any such rules or regulations.

Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Shares. (c) Acknowledgment of Potential Securities Law Restrictions. Unless a registration statement under the Securities Act covers the Shares issued upon exercise of an Option, the Committee may require that the Optionee agree in writing to acquire such Shares for investment and not for public resale or distribution, unless and until the Shares subject to the Options are registered under the Securities Act. The Committee may also require the Optionee to acknowledge that the Optionee shall not sell or transfer such Shares except in compliance with all applicable laws, and may apply such other restrictions as it deems appropriate. The Optionee acknowledges that the U.S. federal securities laws prohibit trading in the stock of the Company by persons who are in possession of material, non-public information, and also acknowledges and understands the other restrictions set forth in the Company’s Insider Trading Policy. (d) Fractional Shares. The Company will not issue fractional Shares upon the exercise of an Option. Any fractional Share will be rounded up and issued to the Optionee in a whole Share; provided that to the extent rounding a fractional Share up would result in the imposition of either (i) individual tax and penalty interest charges imposed under Section 409A of the U.S. Internal Revenue Code of 1986 (“Section 409A”), or (ii) adverse tax consequences if the Optionee is located outside of the United States, the fractional Share will be rounded down without the payment of any consideration in respect of such fractional Share. (e) Automatic Exercise Upon Expiration Date. Notwithstanding any other provision of this Agreement (other than this Section), on the last trading day on which all or a portion of the outstanding Option may be exercised, if as of the close of trading on such day the then Fair Market Value of a Share exceeds the per share Exercise Price of the Option by at least $.01 (such expiring portion of the Option that is so in-the- money, an “Auto-Exercise Eligible Option”), the Optionee will be deemed to have automatically exercised such Auto-Exercise Eligible Option (to the extent it has not previously been exercised, forfeited or terminated) as of the close of trading in accordance with the provisions of this Section. In the event of an automatic exercise pursuant to this Section, the Company will reduce the number of Shares issued to the Optionee upon such automatic exercise of the Auto-Exercise Eligible Option in an amount necessary to satisfy (1) the Optionee’s Exercise Price obligation for the Auto-Exercise Eligible Option, and (2) up to the maximum amount (or such other rate that will not cause adverse accounting consequences for the Company) of tax required to be withheld in the applicable jurisdiction(s), if any, arising upon the automatic exercise in accordance with the procedures of Section 6(f) of the Plan (unless the Committee deems that a different method of satisfying the tax withholding obligations is practicable and advisable), in each case based on the Fair Market Value of the Shares as of the close of trading on the date of exercise. The Optionee may notify the Plan record-keeper in writing in advance that the Optionee does not wish for the Auto-Exercise Eligible Option to be exercised. This Section shall not apply to the Option to the extent that this Section causes the Option to fail to qualify for favorable tax treatment under applicable law. In its discretion, the Company may determine to cease automatically exercising Options at any time. (c) Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following methods (or a combination thereof): (i) cash, delivered to the external third party administrator of the Options in any methodology permitted by such third party administrator; (ii) upon the Administrator's approval, through a reduction in the number of Shares issued to the Optionee upon the exercise of the Option with a value, based on their Fair Market Value on the date of exercise, equal to the aggregate Exercise Price; (iii) through a broker-dealer sale and remittance procedure under which the exercise notice directs that the Shares issued upon the exercise be delivered, either in certificate form or in book entry form, to a licensed broker acceptable to the Company as the agent for the Optionee and at the time the Shares are delivered to the broker, either in certificate form or in book entry form, the broker will tender to the Company cash or cash equivalents acceptable to the Company and equal to the aggregate Exercise Price; or (iv) upon the Administrator's approval, surrender of other Shares owned by the Optionee which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the exercised Options. (d) Termination. (a) General. In the event the Optionee’s active service-providing relationship with the Company terminates for any reason (other than death, Early Retirement or Normal Retirement) whether or not in breach of applicable labor laws, Optionee’s right to receive options under the Plan shall terminate as of the date of termination. The Committee shall have discretion to determine whether the Optionee has ceased actively providing services to the Company or Eligible Subsidiary, and the effective date on which such active service- providing relationship terminated. The Optionee’s active service-providing relationship will not be extended by any notice period mandated under applicable law (e.g., shall not include a period of “garden leave”, paid administrative leave or similar period pursuant to applicable law) and in the event of the Optionee’s termination (whether or not in breach of applicable labor laws), Optionee’s right to exercise any Option after termination, if any, shall be measured by the date of termination of active service and shall not be extended by any notice period mandated under applicable law. Unless the Committee provides otherwise termination will include instances in which the Optionee is terminated and immediately hired as an independent contractor. (b) General Termination Rule. In the event the Optionee’s active service-providing relationship with the Company terminates for any reason (other than death, Disability, Early Retirement, Normal Retirement or Gross Misconduct), whether or not in breach of applicable labor laws, the Optionee shall have a period of 90 days, commencing with the date the Optionee is no longer actively providing services to the Company, to exercise the vested portion of any outstanding Options, subject to the Expiration Date of the Option. However, if the exercise of an Option following Optionee’s termination (to the extent such post- termination exercise is permitted under Section 12(a) of the Plan) is not covered by an effective registration statement on file with the U.S. Securities and Exchange Commission, then the Option will terminate upon the later of (i) thirty (30) days after such exercise becomes covered by an effective registration statement, (ii) in the event that a sale of Shares would subject the Optionee to liability under Section 16(b) of the Exchange Act, thirty (30) days after the last date on which such sale would result in liability, or (iii) the end of the original post-termination exercise period, but in no event may the Option be exercised after the Expiration Date of the Option. (c) Death. In the event the Optionee’s active service-providing relationship with the Company terminates by reason of the Optionee’s death, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the Option, all unexpired Options may be exercised for a period of twelve (12) months thereafter (subject to the Expiration Date of the Option) by the personal representative of the Optionee’s estate or any other person to whom the Option is transferred under a will or under the applicable laws of descent and distribution. Notwithstanding the foregoing and for the avoidance of doubt, upon termination of the Optionee's active service-providing relationship with the Company by reason of the Optionee's death, if as of the date of death the Optionee also qualifies for Early Retirement or Normal Retirement as reflected below, the Optionee's estate shall be entitled to the most favorable terms of both applicable termination provisions. (d) Disability. In the event the Optionee’s active service-providing relationship with the Company terminates by reason of the Optionee’s Disability, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the Option, all unvested Options shall be automatically forfeited by the Optionee as of the date of termination and the Optionee shall have until the first anniversary of the termination of Optionee’s active service-providing relationship for Disability (subject to the Expiration Date of the Option) to exercise the vested portion of any outstanding Options.

(e) Retirement. In the event the Optionee’s active service-providing relationship with the Company terminates as a result of Early Retirement or Normal Retirement, and the Date of Grant of the Option precedes the Optionee’s Early Retirement or Normal Retirement date by at least six (6) months, the Optionee’s Options shall remain outstanding and may be exercised until the Expiration Date of the Option. If the Date of Grant of the Option does not precede the Optionee’s Early Retirement or Normal Retirement date by at least six (6) months, the Option shall be governed by the other provisions of this Section 4, as applicable. (f) Gross Misconduct. If the Optionee is terminated as an Eligible Director by reason of Gross Misconduct as determined by the Administrator, the Administrator in its sole discretion may provide that all, or any portion specified by the Administrator, of the Optionee’s unexercised Options shall terminate and be forfeited immediately, without consideration. The Optionee acknowledges and agrees that the Optionee’s termination shall also be deemed to be a termination by reason of the Optionee’s Gross Misconduct if, after the Optionee’s active service-providing relationship has terminated, facts and circumstances are discovered or confirmed by the Company that would have justified a termination for Gross Misconduct. (g) Violation of Post-Termination Covenant. To the extent that any of the Optionee’s Options remain outstanding under the terms of the Plan or this Agreement after termination of the Optionee’s active service-providing relationship, such Options shall nevertheless expire as of the date the Optionee violates any covenant not to compete or similar covenant that exists between the Optionee on the one hand and the Company or any Eligible Subsidiary, on the other hand. (h) Substantial Corporate Change. Upon a Substantial Corporate Change, the Optionee’s outstanding Options will terminate unless provision is made in writing in connection with such transaction for the assumption or continuation of the Options, or the substitution for such Options of any options or grants covering the stock or securities of a successor corporation, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the Options will continue in the manner and under the terms so provided. (e) Non-Transferability of Option; Term of Option. (i) Unless the Committee determines otherwise in advance in writing, the Option may not be transferred in any manner otherwise than by will or by the applicable laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee and/or by the Optionee’s duly appointed guardian. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs and permitted successors and assigns of the Optionee. (ii) Notwithstanding any other term in this Agreement, the Option may be exercised only prior to the Expiration Date set out in the Grant Notice, and may be exercised during such term only in accordance with the Plan and the terms of this Agreement. (f) Amendment of Option or Plan. The Plan and this Agreement constitute the entire understanding of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof. The Optionee expressly warrants that the Optionee is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. The Board may amend, modify or terminate the Plan or any Option in any respect at any time; provided, however, that modifications to this Agreement or the Plan that materially and adversely affect the Optionee’s rights hereunder can be made only in an express written contract signed by the Company and the Optionee. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement and the Optionee’s rights under outstanding Options as it deems necessary or advisable, in its sole discretion and without the consent of the Optionee, (1) upon a Substantial Corporate Change, (2) as required by law, or (3) to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with this award of Options. (g) Tax Obligations.

(a) Taxes. Regardless of any action the Company takes with respect to any or all federal, state, local or foreign income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items (“Tax Related Items”), the Optionee acknowledges that the ultimate liability for all Tax Related Items associated with the Option is and remains the Optionee’s responsibility and may exceed the amount actually withheld by the Company and that the Company (i) makes no representations or undertakings regarding the treatment of any Tax Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends or dividend equivalents; and (ii) does not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Optionee’s liability for Tax Related Items. Further, if Optionee is subject to tax in more than one jurisdiction, Optionee acknowledges that the Company may be required to withhold or account for Tax-Related Items in more than one jurisdiction. (b) Code Section 409A. Payments made pursuant to the Plan and this Agreement are intended to qualify for an exemption from or comply with Section 409A. Notwithstanding any provision in this Agreement, the Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify the Plan and/or this Agreement to ensure that all Options granted to the Optionees who are United States taxpayers are made in such a manner that either qualifies for exemption from or complies with Section 409A; provided, however, that the Company makes no representations that the Plan or the Options shall be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to the Plan or any Options granted thereunder. If this Agreement fails to meet the requirements of Section 409A, neither the Company nor any of its Eligible Subsidiaries shall have any liability for any tax, penalty or interest imposed on the Optionee by Section 409A, and the Optionee shall have no recourse against the Company or any of its Eligible Subsidiaries for payment of any such tax, penalty or interest imposed by Section 409A. (h) Rights as Shareholder. Until all requirements for exercise of the Option pursuant to the terms of this Agreement and the Plan have been satisfied, the Optionee shall not be deemed to be a shareholder or to have any of the rights of a shareholder with respect to any Shares. (i) No Right to Continue as Eligible Director. Nothing in the Plan or this Agreement shall confer upon the Optionee any right to continuation as an Eligible Director. (j) Board Authority. The Board and/or the Committee shall have the power to interpret this Agreement and to adopt such rules for the administration, interpretation and application of this Agreement as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether any Options have vested). All interpretations and determinations made by the Board and/or the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons and such determinations of the Board and/or the Committee do not have to be uniform nor do they have to consider whether optionees are similarly situated. (k) Headings. The captions used in this Agreement and the Plan are inserted for convenience and shall not be deemed to be a part of the Option for construction and interpretation. (l) Electronic Delivery. (a) If the Optionee executes this Agreement electronically, for the avoidance of doubt the Optionee acknowledges and agrees that the Optionee’s execution of this Agreement electronically (through an on-line system established and maintained by the Company or a third party designated by the Company, or otherwise) shall have the same binding legal effect as would execution of this Agreement in paper form. The Optionee acknowledges that upon request of the Company the Optionee shall also provide an executed, paper form of this Agreement. (b) If the Optionee executes this Agreement in paper form, for the avoidance of doubt the parties acknowledge and agree that it is their intent that any agreement previously or subsequently entered into between the parties that is executed electronically shall have the same binding legal effect as if such agreement were executed in paper form. (c) If the Optionee executes this Agreement multiple times (for example, if the Optionee first executes this Agreement in electronic form and subsequently executes this Agreement in paper form), the Optionee acknowledges and agrees that (i) no matter how many versions of this Agreement are executed and in whatever medium, this Agreement only evidences a single grant of Options relating to the number of Shares set forth in the Grant Notice and (ii) this Agreement shall be effective as of the earliest execution of this Agreement by the parties, whether in paper form or electronically, and the subsequent execution of this Agreement in the same or a different medium shall in no way impair the binding legal effect of this Agreement as of the time of original execution. (d) The Company may, in its sole discretion, decide to deliver by electronic means any documents related to the Option, to participation in the Plan, or to future awards granted under the Plan, or otherwise required to be delivered to the Optionee pursuant to the Plan or under applicable law, including but not limited to, the Plan, this Agreement, the Plan prospectus and any reports of the Company generally provided to shareholders. Such means of electronic delivery may include, but do not necessarily include, the delivery of a link to the Company’s intranet or the internet site of a third party involved in administering the Plan, the delivery of documents via electronic mail (“e-mail”) or such other means of electronic delivery specified by the Company. By executing this Agreement, the Optionee hereby consents to receive such documents by electronic delivery. At the Optionee’s written request to the Secretary of the Company, the Company shall provide a paper copy of any document at no cost to the Optionee. (m) Data Privacy. The Company is located at 225 Wyman Street, Waltham, Massachusetts 02451, United States of America and grants Options under the Plan to employees and directors of the Company and its Subsidiaries in its sole discretion. In conjunction with the Company’s grant of Options under the Plan and its ongoing administration of such awards, the Company is providing the following information about its data collection, processing and transfer practices (“Personal Data Activities”). In accepting the grant of the Option, the Optionee expressly and explicitly consents to the Personal Data Activities as described herein. (a) Data Collection, Processing and Usage. The Company collects, processes and uses the Optionee’s personal data, including the Optionee’s name, home address, email address, and telephone number, date of birth, social insurance/passport number or other identification number (e.g. resident registration number), salary, citizenship, job title, any Shares or directorships held in the Company, and details of all Options or any other equity compensation awards granted, cancelled, exercised, vested, or outstanding in the Optionee’s favor, which the Company receives from the Optionee or the Employer (“Personal Information”). In granting the Option under the Plan, the Company will collect the Optionee’s Personal Information for purposes of allocating Shares and implementing, administering and managing the Plan. The Company’s legal basis for the collection, processing and usage of the Optionee's Personal Information is the Optionee’s consent. (b) Stock Plan Administration Service Provider. The Company transfers the Optionee's Personal Information to Fidelity Stock Plan Services LLC, an independent service provider based in the United States, which assists the Company with the implementation, administration and management of the Plan (the “Stock Plan Administrator”). In the future, the Company may select a different Stock Plan Administrator and share the Optionee's Personal Information with another company that serves in a similar manner. The Stock Plan Administrator will open an account for the Optionee to receive and trade Shares acquired under the Plan. The Optionee will be asked to agree on separate terms and data processing practices with the Stock Plan Administrator, which is a condition to the Optionee’s ability to participate in the Plan. (c) International Data Transfers. The Company and the Stock Plan Administrator are based in the United States. The Optionee should note that the Optionee’s country of residence may have enacted data privacy laws that are different from the United States. The Company’s legal basis for the transfer of the Optionee's Personal Information to the United States is the Optionee’s consent.

(d) Voluntariness and Consequences of Consent Denial or Withdrawal. The Optionee’s participation in the Plan and the Optionee’s grant of consent is purely voluntary. The Optionee may deny or withdraw the Optionee’s consent at any time. If the Optionee does not consent, or if the Optionee later withdraws the Optionee’s consent, the Optionee may be unable to participate in the Plan. This would not affect the Optionee’s existing service or salary; instead, the Optionee merely may forfeit the opportunities associated with the Plan. (e) Data Subject Rights. The Optionee may have a number of rights under the data privacy laws in the Optionee’s country of residence. For example, the Optionee’s rights may include the right to (i) request access or copies of personal data the Company processes, (ii) request rectification of incorrect data, (iii) request deletion of data, (iv) place restrictions on processing, (v) lodge complaints with competent authorities in the Optionee’s country of residence, and/or (vi) request a list with the names and addresses of any potential recipients of the Optionee's Personal Information. To receive clarification regarding the Optionee’s rights or to exercise the Optionee’s rights, the Optionee should contact the Company's human resources department. Waiver of Right to Jury Trial. EACH PARTY, TO THE FULLEST EXTENT PERMITTED BY LAW, WAIVES ANY RIGHT OR EXPECTATION AGAINST THE OTHER TO TRIAL OR ADJUDICATION BY A JURY OF ANY CLAIM, CAUSE OR ACTION ARISING WITH RESPECT TO THE OPTION OR HEREUNDER, OR THE RIGHTS, DUTIES OR LIABILITIES CREATED HEREBY. (n) Agreement Severable. In the event that any provision of this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement. (o) Governing Law and Venue. The laws of the State of Delaware (other than its choice of law provisions) shall govern this Agreement and its interpretation. For purposes of litigating any dispute that arises with respect to this Option, this Agreement or the Plan, the parties hereby submit to and consent to the jurisdiction of the State of Delaware, and agree that such litigation shall be conducted in the courts of New Castle County, or the United States Federal court for the District of Delaware, and no other courts; and waive, to the fullest extent permitted by law, any objection that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in any such court is improper or that such proceedings have been brought in an inconvenient forum. Any claim under the Plan, this Agreement or any Option must be commenced by Optionee within twelve (12) months of the earliest date on which Optionee’s claim first arises, or Optionee’s cause of action accrues, or such claim will be deemed waived by Optionee. (p) Nature of Option. In accepting the Option, Optionee acknowledges and agrees that: (a) the Plan is established voluntarily by the Company, it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; (b) the Plan is operated and the Options are granted solely by the Company and only the Company is a party to this Agreement; accordingly, any rights the Optionee may have under this Agreement may be raised only against the Company but not any Eligible Subsidiary (including, but not limited to, the Employer); (c) no Eligible Subsidiary (including, but not limited to, the Employer) has any obligation to make any payment of any kind to the Optionee under this Agreement; (d) the award of the Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of options, benefits in lieu of options or other equity awards, even if options have been granted in the past;

(e) all decisions with respect to equity awards, if any, shall be at the sole discretion of the Company; (f) the Optionee’s participation in the Plan is voluntary; (g) the Option and any Shares acquired under the Plan, and the income from and value of same, are not intended to replace or supplement any pension rights or compensation; (h) the future value of the underlying Shares is unknown, undeterminable and cannot be predicted with certainty, and if the Shares do not increase in value, the Option will have no value; (i) if the Optionee exercises the Option and obtains Shares, the value of the Shares obtained upon exercise may increase or decrease in value, even below the Exercise Price; (j) no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option, or recoupment of any Shares acquired under the Plan, or Shares purchased through the exercise of the Option, resulting from (i) termination of the Optionee’s continuous service by the Company or any Eligible Subsidiary (for any reason whatsoever and whether or not in breach of applicable labor laws of the applicable jurisdiction) and / or (ii) the application of the Veralto Corporation Clawback Policy (as described in Section 25 below), as it may be amended from time to time (whether such policy is adopted on or after the date of this Agreement); (k) the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Optionee’s participation in the Plan or Optionee’s acquisition or sale of the underlying Shares; (l) the Optionee should consult with Optionee’s own personal tax, legal and financial advisors regarding Optionee’s participation in the Plan before taking any action related to the Plan; and (m) neither the Company nor any other Eligible Subsidiary shall be liable for any foreign exchange rate fluctuation between the Optionee’s local currency and the U.S. Dollar that may affect the value of the Option or of any amounts due to the Optionee pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise. 18. Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable. 19. Waiver. The Optionee acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Optionee or any other participant. 20. Insider Trading/Market Abuse Laws. By accepting the Options, the Optionee acknowledges that the Optionee is bound by all the terms and conditions of any Company insider trading policy as may be in effect from time to time. The Optionee further acknowledges that, depending on the Optionee’s country, the Optionee may be or may become subject to insider trading restrictions and/or market abuse laws, which may affect the Optionee’s ability to accept, acquire, sell or otherwise dispose of Shares, rights to Shares (e.g., Options) or rights linked to the value of Shares under the Plan during such times as the Optionee is considered to have “inside information” regarding the Company (as defined by the laws in the applicable jurisdictions). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders the Optionee placed before the Optionee possessed inside information. Furthermore, the Optionee could be prohibited from (i) disclosing the inside information to any third party, which may include Company employees and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any Company insider trading policy as may be in effect from time to time. The Optionee acknowledges that it is the Optionee’s personal responsibility to comply with any applicable restrictions, and Optionee should speak to the Optionee’s personal advisor on this matter. 21. Legal and Tax Compliance; Cooperation. If the Optionee resides or is providing services as a non- employee director outside of the United States, the Optionee agrees, as a condition of the grant of the Options, to repatriate all payments attributable to the Shares and/or cash acquired under the Plan (including, but not limited to, dividends and any proceeds derived from the sale of Shares acquired pursuant to the Options) if required by and in accordance with local foreign exchange rules and regulations in the Optionee's country of residence (and country of service as a non-employee director, if different). In addition, the Optionee also agrees to take any and all actions, and consent to any and all actions taken by the Company and its Eligible Subsidiaries, as may be required to allow the Company and its Eligible Subsidiaries to comply with local laws, rules and regulations in the Optionee's country of residence (and country of service as a non-employee director, if different). Finally, the Optionee agrees to take any and all actions as may be required to comply with the Optionee's personal legal and tax obligations under local laws, rules and regulations in the Optionee's country of residence (and country of service as a non-employee director, if different). 22. Private Offering. The grant of the Options is not intended to be a public offering of securities in the Optionee's country of residence (and country of service as a non-employee director, if different). The Company has not submitted any registration statement, prospectus or other filing with the local securities authorities with respect to the grant of the Options (unless otherwise required under local law). No employee of the Company is permitted to advise the Optionee on whether the Optionee should purchase Shares under the Plan or provide the Optionee with any legal, tax or financial advice with respect to the grant of the Options. Investment in Shares involves a degree of risk. Before deciding to purchase Shares pursuant to the Options, the Optionee should carefully consider all risk factors and tax considerations relevant to the acquisition of Shares under the Plan or the disposition of them. Further, the Optionee should carefully review all of the materials related to the Options and the Plan, and the Optionee should consult with the Optionee's personal legal, tax and financial advisors for professional advice in relation to the Optionee's personal circumstances. 23. Foreign Asset/Account Reporting Requirements and Exchange Controls. The Optionee's country may have certain exchange control and/or foreign asset/account reporting requirements which may affect the Optionee's ability to acquire or hold Shares under the Plan or cash received from participating in the Plan (including from any dividends paid on Shares or sale proceeds resulting from the sale of Shares) in a brokerage or bank account outside the Optionee's country. The Optionee may be required to report such accounts, assets or transactions to the tax or other authorities in the Optionee’s country. The Optionee may be required to repatriate sale proceeds or other funds received as a result of the Optionee’s participation in the Plan to the Optionee’s country through a designated bank or broker within a certain time after receipt. The Optionee acknowledges that it is the Optionee’s responsibility to comply with any applicable regulations, and that the Optionee should speak to the Optionee’s personal advisor on this matter. 24. Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Optionee’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons and provided the imposition of the term or condition will not result in any adverse accounting expense to the Company, and to require the Optionee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. 25. Recoupment. The Options granted pursuant to this Agreement are subject to the terms of the Veralto Corporation Clawback Policy in the form approved by the Committee from time to time (including any successor thereto, the “Policy”) if and to the extent such Policy by its terms applies to the Options, and to the terms required by applicable law,; and the terms of the Policy and such applicable law are incorporated by reference herein and made a part hereof. For purposes of the foregoing, the Optionee expressly and explicitly authorizes the Company to issue instructions, on the Optionee's behalf, to any brokerage firm and/or third party administrator engaged by the Company to hold the Optionee's Shares and other amounts acquired pursuant to the Optionee's Options, to re-convey, transfer or otherwise return such Shares and/or other amounts to the

Company upon the Company's enforcement of the Policy. To the extent that this Agreement and the Policy conflict, the terms of the Policy shall prevail. 26. Notices. The Company may, directly or through its third party stock plan administrator, endeavor to provide certain notices to the Optionee regarding certain events relating to awards that the Optionee may have received or may in the future receive under the Plan, such as notices reminding the Optionee of the vesting or expiration date of certain awards. The Optionee acknowledges and agrees that (1) the Company has no obligation (whether pursuant to this Agreement or otherwise) to provide any such notices; (2) to the extent the Company does provide any such notices to the Optionee the Company does not thereby assume any obligation to provide any such notices or other notices; and (3) the Company, its Subsidiaries and the third party stock plan administrator have no liability for, and the Optionee has no right whatsoever (whether pursuant to this Agreement or otherwise) to make any claim against the Company, any of its Subsidiaries or the third party stock plan administrator based on any allegations of, damages or harm suffered by the Optionee as a result of the Company’s failure to provide any such notices or the Optionee’s failure to receive any such notices. The Optionee further agrees to notify the Company upon any change in the Optionee’s residence address. 27. Limitations on Liability. Notwithstanding any other provisions of the Plan or this Agreement, no individual acting as a director, employee, or agent of the Company or any of its Subsidiaries will be liable to the Optionee or the Optionee’s spouse, beneficiary, or any other person or entity for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable because of any contract or other instrument the Optionee executes in such other capacity. No member of the Board or of the Committee will be liable for any action or determination (including, but limited to, any decision not to act) made in good faith with respect to the Plan or any Option. 28. Consent and Agreement With Respect to Plan. The Optionee (a) acknowledges that the Plan and the prospectus relating thereto are available to the Optionee on the website maintained by the Stock Plan Administrator; (b) represents that the Optionee has read and is familiar with the terms and provisions thereof, has had an opportunity to obtain the advice of counsel of the Optionee’s choice prior to executing this Agreement and fully understands all provisions of this Agreement and the Plan; (c) accepts this Option subject to all of the terms and provisions thereof; and (d) agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement.

[If the Agreement is signed in paper form, complete and execute the following:] OPTIONEE VERALTO CORPORATION Signature Signature Print Name Print Name Title Residence Address Declaration of Data Privacy Consent. By providing the additional signature below, the undersigned explicitly declares the Optionee’s consent to the data processing operations described in Section 13 of this Agreement. This includes, without limitation, the transfer of the Optionee's Personal Information to, and the processing of such data by, the Company or as the case may be, the Stock Plan Administrator in the United States. The undersigned may withdraw the Optionee’s consent at any time, with future effect and for any or no reason as described in Section 13 of this Agreement. PARTICIPANT Signature